Exhibit (a)(1)(TT)

Revised Letter of Transmittal

to Tender Shares of Common Stock Including the Associated Rights

of

SOUTHWEST GAS HOLDINGS, INC.

Pursuant to the Offer to Purchase dated October 27, 2021

by

IEP UTILITY HOLDINGS LLC

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MAY 20, 2022 (SUCH DATE AND TIME, THE “EXPIRATION DATE”)

THE DEPOSITARY FOR THE OFFER IS:

Continental Stock Transfer & Trust Company

By Mail or Overnight Courier: Continental Stock Transfer & Trust Company 1 State Street, 30th Floor New York, NY 10004 Attention: Corporate Actions Department

By Facsimile Transmission

(for eligible institutions only): 212-616-7610

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attention: Corporate Actions Department

The Information Agent for the Offer is:

Harkins Kovler, LLC

3 Columbus Circle, 15th Floor

New York, NY 10019

Banks and Brokerage Firms Please Call Collect: +1 (212) 468-5380

All Others Call Toll-Free: +1 (800) 326-5997

Email: swx@harkinskovler.com

THE INSTRUCTIONS ACCOMPANYING THIS REVISED LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS REVISED LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please Fill in Exactly as Name(s) Appears on Share Certificate(s))	Share Certificate(s) Tendered (Attach Additional List, if Necessary)
	Share Certificate Number(s)*	Shares and Rights Represented by Share Certificate(s)*	Number of Shares and Rights Tendered**
Total Shares

*	Need not be completed by stockholders tendering by book-entry transfer.
**	Unless otherwise indicated, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

☐	CHECK HERE IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR STOLEN, SEE INSTRUCTION 8.

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS REVISED LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE IRS FORM W-9 SET FORTH BELOW.

THE RIGHTS ARE PRESENTLY EVIDENCED BY THE CERTIFICATES FOR THE COMMON STOCK. HOWEVER, IN THE FUTURE SOUTHWEST GAS HOLDINGS, INC. MAY ISSUE SEPARATE CERTIFICATES REPRESENTING THE RIGHTS. UNTIL SUCH TIME AS ANY SUCH CERTIFICATES ARE ISSUED, A TENDER BY A STOCKHOLDER OF SUCH STOCKHOLDER’S SHARES OF COMMON STOCK WILL ALSO CONSTITUTE A TENDER OF THE ASSOCIATED RIGHTS. AFTER SUCH TIME AS ANY SUCH CERTIFICATES REPRESENTING RIGHTS ARE ISSUED, A STOCKHOLDER WILL ALSO BE REQUIRED TO TENDER SUCH CERTIFICATES REPRESENTING THE ASSOCIATED RIGHTS IN CONNECTION WITH A TENDER BY SUCH STOCKHOLDER OF SUCH STOCKHOLDER’S SHARES OF COMMON STOCK. UNLESS THE CONTEXT REQUIRES OTHERWISE, ALL REFERENCES IN THIS REVISED LETTER OF TRANSMITTAL TO “SHARES” SHALL INCLUDE THE ASSOCIATED RIGHTS.

This Revised Letter of Transmittal is to be completed by stockholders either if certificates representing Shares (as defined below) are to be forwarded herewith or, unless an Agent’s Message (as defined in Instruction 2) is utilized, if delivery is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in Section 2 of the Offer to Purchase, dated October 27, 2021, as previously amended and supplemented, including by the Supplement to the Offer to Purchase, dated as of December 7, 2021 and the Supplement to the Offer to Purchase, dated May 9, 2022 (the “Offer to Purchase”). Stockholders whose certificates are not immediately available, or who cannot deliver their certificates or confirmation of the book-entry transfer of their Shares into the Depositary’s account at DTC (“Book-Entry Confirmation”) and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), must tender their Shares according to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

NOTE TO SHAREHOLDERS: On May 6, 2012, the Offeror entered into a Cooperation Agreement with the Company to allow for the Offer to proceed. We are mailing a Revised Letter of Transmittal to holders relating to the Offer. If you are an odd lot holder and want to avoid possible proration, you must tender all of your odd lot Shares and so indicate on the Revised Letter of Transmittal. If you previously tendered your Shares pursuant to the Letter of Transmittal and you are not an odd lot holder, you do not need to submit a Revised Letter of Transmittal.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution ___________________________________________________________

Account Number ______________________    Transaction Code Number ___________________

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO THE REVISED NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Names(s) of Registered Holder(s): _______________________________________________________

Window Ticket Number (if any) _________________________________________________________

Date of Execution of Revised Notice of Guaranteed Delivery: _________________________________________

Name of Institution that Guaranteed Delivery: ______________________________________________

ODD LOTS (See Instructions 14 and 15)

To be completed only if Shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 Shares. The undersigned either (check one box):

☐ is the beneficial or record owner of an aggregate of fewer than 100 Shares, all of which are being tendered; or

☐ is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s), Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 Shares and is tendering all of the Shares.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to IEP Utility Holdings LLC, a Delaware limited liability company (the “Offeror”), the above-described shares of common stock, par value $1.00 per share (the “Common Stock”), including the associated rights issued pursuant to the Rights Agreement, dated as of October 10, 2021, between Southwest Gas Holdings, Inc. and Equiniti Trust Company, as Rights Agent, that are issued and outstanding (the “Rights” and, together with the Common Stock, the “Shares”), of Southwest Gas Holdings, Inc., pursuant to the Offeror’s offer to purchase such number of Shares such that the Offeror and its affiliates will own up to 24.9% of the issued and outstanding Shares upon closing of the Offer (including the 2,898,676 Shares currently held by affiliates of the Offeror), at a price of $82.50 per Share, net to the tendering stockholder in cash, without interest, less any applicable withholding taxes, upon the terms set forth in the Offer to Purchase, dated October 27, 2021, as previously amended and supplemented, including by the Supplement to the Offer to Purchase, dated as of December 7, 2021, and the Supplement to the Offer to Purchase, dated as of May 9, 2022 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Revised Letter of Transmittal (which, including any amendments or supplements thereto, collectively constitute the “Offer”). Subject to, and effective upon, acceptance for payment of and payment for the Shares validly tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Offeror all right, title and interest in, to and under all of the Shares that are being tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after October 27, 2021) and irrevocably appoints the Depositary (or any other entity designated by the Offeror) the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any such other Shares or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates representing such Shares (and any such other Shares or securities or rights), or transfer ownership of such Shares (and any such other Shares or securities or rights) on the account books maintained by DTC, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Offeror upon receipt by the Depositary, as the undersigned’s agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase), (b) present such Shares (and any such other Shares or securities or rights) for registration and transfer on the books of Southwest Gas Holdings, Inc., and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities or rights), all in accordance with the terms of the Offer.

The undersigned hereby irrevocably appoints the Offeror and any designee of the Offeror as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and re-substitution, to vote in such manner as each such attorney-in-fact and proxy or his substitute shall, in his sole discretion, deem proper, and otherwise act (including pursuant to written consent) with respect to all the Shares tendered hereby which have been accepted for payment by the Offeror prior to the time of such vote or action (and any and all other Shares or securities or rights issued or issuable in respect thereof on or after October 27, 2021), which the undersigned is entitled to vote at any meeting of stockholders (whether annual or special and whether or not an adjourned meeting) of Southwest Gas Holdings, Inc., or by consent in lieu of any such meeting, or otherwise. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby, is irrevocable, is granted in consideration of, and is effective upon, the acceptance for payment of such Shares (and any such other Shares or securities or rights) by the Offeror in accordance with the terms of the Offer. Such acceptance for payment shall revoke all prior proxies granted by the undersigned at any time with respect to such Shares (and any such other Shares or securities or rights) and no subsequent proxies will be given (and if given will be deemed to be ineffective) with respect thereto by the undersigned.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or securities or rights issued or issuable in respect thereof on or after October 27, 2021), and that, when the same are accepted for payment by the Offeror, the Offeror will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, voting agreements or other limitations on voting, charges and encumbrances, of any kind or character, and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any such other Shares or securities or rights).

The undersigned understands that if Shares are tendered into the Offer such that the Offeror and its affiliates would own more than 24.9% of the issued and outstanding Shares upon the closing of the Offer (including the 2,898,676 Shares currently held by affiliates of the Offeror), then the Offeror will purchase all Shares properly tendered on a pro rata basis, except for “odd lots” (lots held by owners of less than 100 Shares), which the Offeror will purchase on a priority basis. Shares properly tendered, but not purchased pursuant to the Offer will be returned to the tendering stockholders at the Offeror’s expense promptly after the Offer expires.

No authority herein conferred or agreed to be conferred in this Revised Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Offeror upon the terms of the Offer. The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Offeror may not be required to accept for payment any of the Shares tendered hereby.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price (less the amount of any federal income and backup withholding tax required to be withheld) and/ or return any certificates representing Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price (less the amount of any federal income and backup withholding tax required to be withheld) and/or return any certificates representing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the registered holder(s) appearing under “Description of Shares Tendered” at the address shown below such registered holder(s) name(s). In the event that either or both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificates representing Shares not tendered or accepted for payment in the name(s) of, and deliver such check and/or return such certificates to, the person or persons so indicated. Stockholders tendering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such stockholder’s account maintained at DTC. The undersigned recognizes that the Offeror has no obligation pursuant to the “Special Payment Instructions” to transfer any Shares from the name of the registered holder(s) thereof if the Offeror does not accept for payment any of the Shares so tendered hereby.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Issue:	☐ check

☐ certificate(s) to:

Name:
(Please Print)

Address:

(Zip Code)
(Taxpayer Identification No.)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 AND 7)

To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Mail:	☐ check

☐ certificate(s) to:

Name:
(Please Print)

Address:

(Zip Code)

(Taxpayer Identification No.)

SIGN HERE

(PLEASE COMPLETE IRS FORM W-9 BELOW)

Signature(s) of Owners

Dated____________________, ____________________
Name(s) ___________________________________________________________________________________________________

___________________________________________________________________________________________________

(Please Print)

Capacity (Full Title) __________________________________________________________________________________________

Address ___________________________________________________________________________________________________

__________________________________________________________________________________________________________

(Include Zip Code)

Area Code and Telephone Number _______________________________________________________________________________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on common stock certificate(s), and, if certificates have been issued in respect of the Rights prior to the expiration of the Offer, certificate(s) representing the associated Rights, or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Guarantee of Signature(s)

(If required, see Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature(s) ____________________________________________________________________________________
Name ___________________________________________________________________________________________________
Name of Firm _______________________________________________________________________________________________
Address ___________________________________________________________________________________________________

(Include Zip Code)

Area Code and Telephone Number ______________________________________________________________________________
Dated __________, __________

INSTRUCTIONS

Forming Part of the Terms of the Offer

1. Guarantee of Signatures. No signature guarantee on this Revised Letter of Transmittal is required (i) if this Revised Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such holder has completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” on this Revised Letter of Transmittal, or (ii) if such Shares are tendered for the account of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program, or is otherwise an “eligible guarantor institution,” as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each being hereinafter referred to as an “Eligible Institution”). In all other cases, all signatures on this Revised Letter of Transmittal must be guaranteed by an Eligible Institution. Shareholders may also need to have any certificates they deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 5.

2. Delivery of Revised Letter of Transmittal and Certificates. This Revised Letter of Transmittal is to be completed by stockholders either if certificates representing Shares and, if certificates have been issued in respect of Rights prior to the Expiration Date, certificates representing the associated Rights, are to be forwarded herewith to the Depositary or, unless an Agent’s Message (as defined below) is utilized, if tenders of Shares are to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 2 of the Offer to Purchase. Certificates representing all physically tendered Shares, or any book-entry confirmation of Shares, as the case may be, together with a properly completed and duly executed Revised Letter of Transmittal (or facsimile thereof), with any required signature guarantees, (or, in connection with a book-entry transfer, an Agent’s Message) and any other documents required by this Revised Letter of Transmittal must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). If a stockholder’s certificate(s) representing Shares are not immediately available (or the procedure for the book-entry transfer cannot be completed on a timely basis) or time will not permit all required documents to reach the Depositary on or prior to the Expiration Date, such stockholder’s Shares may nevertheless be tendered if the procedures for guaranteed delivery set forth in Section 2 of the Offer to Purchase are followed. Pursuant to such procedure, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Revised Notice of Guaranteed Delivery, substantially in the form provided by the Offeror, must be received by the Depositary on or prior to the Expiration Date, and (iii) the certificates representing all tendered Shares, in proper form for transfer, or Book-Entry Confirmation of Shares, as the case may be, in each case together with a properly completed and duly executed Revised Letter of Transmittal (or facsimile thereof), with any required signature guarantees (or, in connection with a book-entry transfer, an Agent’s Message) and any other documents required by this Revised Letter of Transmittal, must be received by the Depositary within two New York Stock Exchange trading days after the date of execution of such Revised Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer to Purchase.

The term “Agent’s Message” means a message transmitted through electronic means by DTC to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the DTC participant tendering the Shares that such participant has received, and agrees to be bound by, this Revised Letter of Transmittal. DELIVERY OF DOCUMENTS TO DTC IN ACCORDANCE WITH DTC’S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

THE METHOD OF DELIVERY OF THIS REVISED LETTER OF TRANSMITTAL, THE CERTIFICATE(S) REPRESENTING SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER. THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF SUCH DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering stockholders, by execution of this Revised Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

4. Partial Tenders (Not Applicable to Stockholders Who Tender Shares by Book-entry Transfer). If fewer than all the Shares represented by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered.” In such case, new certificate(s) representing the remainder of the Shares that were represented by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Revised Letter of Transmittal, as promptly as practicable after the Expiration Date. All Shares represented by certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Revised Letter of Transmittal, Stock Powers and Endorsements. If this Revised Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face(s) of the certificate(s) without alteration, enlargement or any change whatsoever. If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Amended and Restated Revised Letter of Transmittal. If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Revised Letter of Transmittal is signed by the registered holder(s) of the Shares listed and tendered hereby, no endorsements of certificates or separate stock powers are required, unless payment or certificates for Shares not tendered or accepted for payment are to be issued to a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Revised Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Offeror of such person’s authority so to act must be submitted.

If this Revised Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution, unless the signature is that of an Eligible Institution.

6. Stock Transfer Taxes. Except as set forth in this Instruction 6, the Offeror will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates representing Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Revised Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such person will be deducted from the purchase price, unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

7. Special Payment and Delivery Instructions. If a check and/or certificates representing Shares not tendered or accepted for payment are to be issued in the name of a person other than the signer of this Revised Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to someone other than the signer of this Revised Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Revised Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not accepted for payment be credited to such account maintained at DTC as such stockholder may designate herein. If no such instructions are given, such Shares not accepted for payment will be returned by crediting the account at DTC designated above.

8. Lost, Destroyed, Mutilated or Stolen Certificates. If any certificate(s) representing Shares has been lost, destroyed, mutilated or stolen, the stockholder should promptly contact Harkins Kovler, LLC, the information agent for the Offer (the “Information Agent”). The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Revised Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed, mutilated or stolen certificates have been followed.

9. Waiver of Conditions. The Offeror has irrevocably waived all of the conditions to its obligation to purchase Shares pursuant to the Offer, so that there are no conditions to the Offer that have not been satisfied or waived.

10. Determination of Validity. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tendered Shares will be determined by the Offeror, in its sole discretion. The Offeror reserves the absolute right to reject any or all tenders of any Shares that it determines are not in appropriate form or the acceptance for payment of or payment for which may, in the opinion of the Offeror’s counsel, be unlawful. The Offeror also reserves the absolute right to waive any defect or irregularity in any tender with respect to any particular Shares or any particular stockholder. No tender of Shares will be deemed to have been validly made until all defects or irregularities relating thereto have been expressly waived or cured to the satisfaction of the Offeror. None of the Offeror, the Depositary, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notification. None of the Offeror, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

11. IRS Form W-9. The tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”), generally the stockholder’s social security number or federal employer identification number, on the IRS Form W-9, which is provided below, and to certify that the stockholder is a United States person, and to certify whether the stockholder is subject to backup withholding of United States federal income tax. If a tendering stockholder is subject to federal backup withholding, the stockholder must cross out item (2) of the “Certification” box in Part III of the IRS Form W-9. Failure to provide the information on the IRS Form W-9 may subject the tendering stockholder to federal income tax withholding on the payment of the purchase price of all

Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the stockholder should write “Applied For” in the space provided for the TIN in Part I, and sign and date the IRS Form W-9. If “Applied For” is written in Part I and the Depositary is not provided with a TIN within 60 days of its receipt of the IRS Form W-9, the Depositary may withhold a portion of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

12. Non-United States Holders. Non-United States holders must submit a completed applicable Internal Revenue Service Form W-8 (e.g., IRS Form W-8BEN or IRS Form W-8BEN-E) to avoid backup withholding. Such IRS Forms W-8 may be obtained by contacting the Depositary at one of the addresses on the face of this Revised Letter of Transmittal.

13. Requests for Assistance or Additional Copies. Requests for assistance may be directed to the Information Agent at the address set forth below. Additional copies of the Offer to Purchase, this Revised Letter of Transmittal, the Revised Notice of Guaranteed Delivery and the IRS Form W-9 may be obtained from the Information Agent at its address set forth below or from your broker, dealer, commercial bank, trust company or other nominee.

14. Odd Lots. As described in the Offer to Purchase, if the Offeror is to purchase fewer than all Shares properly tendered before the Expiration Time and not properly withdrawn, the Shares purchased first will consist of all Shares properly tendered by any stockholder who owned, beneficially or of record, an aggregate of fewer than 100 Shares, and who tenders all of his, her or its Shares. This preference will not be available to you unless you complete the section captioned “Odd Lots” in this Letter of Transmittal and, if applicable, in the Revised Notice of Guaranteed Delivery.

15. Order of Purchase in the Event of Pro Ration. If Shares are validly tendered and not validly withdrawn prior to the Expiration Date into the Offer such that the Offeror and its affiliates would not own more than 24.9% of the issued and outstanding Shares upon the closing of the Offer (including the 2,898,676 Shares currently held by affiliates of the Offeror), then the Offeror will buy all Shares validly tendered and not validly withdrawn. If Shares are validly tendered and not validly withdrawn prior to the Expiration Date into the Offer such that the Offeror and its affiliates would own more than 24.9% of the issued and outstanding Shares upon the closing of the Offer (including the 2,898,676 Shares currently held by affiliates of the Offeror), then the Offeror will purchase Shares in the following order of priority:

•

First, all Shares owned in “odd lots” (less than 100 Shares) that have been validly tendered (and not validly withdrawn prior to the Expiration Date) (tenders of less than all of the Shares owned by an odd lot holder will not qualify for this preference); and

•

Second, all other tendered Shares validly tendered (and not validly withdrawn prior to the Expiration Date), on a pro rata basis if necessary, with appropriate adjustments to avoid the purchase of fractional Shares, until the Offeror has an amount of Shares equal to 24.9% of the issued and outstanding Shares (including the 2,898,676 Shares currently held by affiliates of the Offeror).

Conditional tenders are not permitted. Because of the “odd lot” priority and proration tender provisions described above, the Offeror may not purchase all of the Shares that a stockholder tenders into the Offer. For more information, see the Offer to Purchase. If the Offeror is required to prorate, the Offeror will determine the proration factor as promptly as practicable following the Expiration Date. Proration for each stockholder tendering Shares (other than odd lot holders) will be based on the ratio of the number of whole Shares validly tendered and not validly withdrawn by the stockholder to the total number of Shares validly tendered and not validly withdrawn by all stockholders (other than odd lot holders) with appropriate adjustments to avoid the return of fractional Shares. Because of the difficulty in determining the number of Shares validly tendered, including Shares tendered by the guaranteed delivery procedure, and not validly withdrawn and because of the “odd lot” procedure described above, the Offeror expect that it will not be able to announce the final proration factor or commence payment for any Shares purchased pursuant to the Offer until approximately four (4) business days after the Expiration Date. The preliminary results of any proration will be announced by press release as promptly as practicable after the Expiration Date.

IMPORTANT: THIS REVISED LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF), TOGETHER WITH CERTIFICATES REPRESENTING SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, OR THE REVISED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

Under United States federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such stockholder’s correct social security number, individual taxpayer identification number, or employer identification number (each a Taxpayer Identification Number or a “TIN”) on IRS Form W-9 provided below. If such stockholder is an individual, the TIN is such person’s social security number. The TIN of a resident alien who does not have and is not eligible to obtain a social security number is such person’s IRS individual taxpayer identification number. If a tendering stockholder is subject to federal backup withholding, the stockholder must cross out item (2) of the Certification box on the IRS Form W-9. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to federal backup withholding.

Certain stockholders (including, among others, all corporations and certain non-United States individuals) are not subject to federal backup withholding. In order for a non-United States individual to qualify as an exempt recipient, that stockholder must submit to the Depositary a properly completed IRS Form W-8BEN, signed under penalties of perjury, attesting to that individual’s exempt status. Such forms may be obtained from the Depositary. Exempt stockholders, other than non-United States individuals, should furnish their TIN, write the correct exempt payee code in line 4 of the IRS Form W-9, and sign, date and return the IRS Form W-9 to the Depositary. See the IRS Form W-9 for additional instructions.

If federal backup withholding applies, the Depositary is required to withhold on any payments made to the stockholder. Currently, the backup withholding rate is 24%. Federal backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of IRS Form W-9

To prevent federal backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder’s correct TIN by completing the IRS Form W-9 below certifying that the TIN provided on such form is correct (or that such stockholder is awaiting a TIN) and that (i) such holder is exempt from federal backup withholding, (ii) such holder has not been notified by the IRS that such holder is subject to federal backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified such holder that such holder is no longer subject to federal backup withholding (see Part 2 of IRS Form W-9).

What Number to Give the Depositary

The stockholder is required to give the Depositary the TIN of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the IRS Form W-9 for additional guidelines on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such stockholder should write “Applied For” in the space provided for in the TIN in Part I, and sign and date the IRS Form W-9. If “Applied For” is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary may be required to withhold on payments of the purchase price until a TIN is provided to the Depositary. Currently, the backup withholding rate is 24%.

Form **W-9**
(Rev. October 2018)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

► Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type. See **Specific Instructions** on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ► ______

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ►

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ______

Exemption from FATCA reporting code (if any) ______

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person ►** **Date ►**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X Form **W-9** (Rev. 10-2018)

Form W-9 (Rev. 10-2018) Page 2

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting*, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code*, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships*, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code*, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018) Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C corporation, or S corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC
• LLC treated as a partnership for U.S. federal tax purposes, • LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or • LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

- Generally, individuals (including sole proprietors) are not exempt from backup withholding.
- Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.
- Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.
- Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018) Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester,* later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/Businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code,* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 10-2018) Page 6

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at *spam@uce.gov* or report them at *www.ftc.gov/complaint*. You can contact the FTC at *www.ftc.gov/idtheft* or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see *www.IdentityTheft.gov* and Pub. 5027.

Visit *www.irs.gov/IdentityTheft* to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.